POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and Schedules 13G

and 13D

KNOW ALL PERSONS BY THESE PRESENTS,

that the undersigned hereby constitutes and appoints

each of David Knight, William Keisler, Kevin Burns,

Todd Ferguson, Kim Fowler, Molly Deere, and Jason

Nadeau the undersigned's true and lawful

attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any

one or more Forms 3, 4, and 5 in accordance with

Section 16(a) of the Securities and Exchange Act of

1934, as amended (the "34 Act"), and the rules

thereunder; and any Schedules 13G and 13D, and

amendments thereto, in accordance with Section 13

 of the 34 Act and the rules thereunder, and any

 applications for Form IDs and other filer codes as

may be necessary to file such forms and schedules

with the Securities and Exchange Commission; and

(2) do and perform any and all acts, for and on behalf

of the undersigned, that may be necessary or desirable

to complete the execution of any such Form 3, 4 or 5

or Schedules 13G and 13D, and any amendments

thereto, and the timely filing of such forms and

schedules with the United States Securities and

Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing that, in the opinion

of any such attorney-in-fact, may be of benefit to,

in the best interest of, or legally required by, the

undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of the

undersigned, pursuant to this Power of Attorney shall

be in such form and shall contain such terms and

conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the

foregoing attorneys-in-fact, individually, full power

and authority to do and perform every act and thing

whatsoever requisite, necessary, and proper to be

done in the exercise of any of the rights and powers

herein granted, as fully to all intents and purposes

as the   undersigned might or could do if personally

present, with full power of substitution or revocation,

hereby ratifying and confirming all that such

attorneys-in-fact, or their substitutes, shall lawfully

do or cause to be done by virtue of this Power of

Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has

caused this Power of Attorney to be executed as of

this 7th day of May, 2019.

Warren Miles Amerine Stephens Family Trust One

By:/s/ Harriet C. Stephens

Harriet C. Stephens, Trustee